UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2006

PARADIGM OIL AND GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-103780	33-1037546
(State or Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

734 – 7th Avenue S.W., Suite 460,
Calgary, Alberta, Canada T2P 3P8
Telephone: (403) 262-4716
(Address and telephone number of principal executive office)

12880 Railway Avenue, Unit 35,
Richmond, B.C., Canada V7E 6G4
phone: (604) 275-6519 fax: (604) 275-6301
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

CHANGE OF OFFICES EFFECTIVE – APRIL 30, 2006

At the close of business on April 28, 2006, Paradigm Oil And Gas, Inc. will be closing its Vancouver, B.C. administration and investor relations offices and consolidating all operations at its principal office in Calgary Alberta.

Effective May 01, 2006, the office address for the Corporation will become 734 7th Avenue S.W. Calgary, Alberta, Canada T2P 3P8. The telephone number for the Corporation will become (403) 262-4716. All other locations and contact numbers will cease operation on that day.

Item 9.01 Financial Statements and Exhibits

Exhibit No. 99.1	News Release dated April 27, 2006 regarding the consolidation of all corporate offices in Calgary, Alberta and the closing of the Vancouver, B.C. administrative and investor relations offices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date
President, Chief Executive Officer (Principal Executive
/s/ “Wiktor Musial”	Officer), Secretary Treasurer, Chief Financial Officer	April 27, 2006
(Principal Financial and Accounting Officer) and a
member of the Board of Directors

EXHIBIT INDEX

Exhibit No. 99.1	News Release dated April 27, 2006 regarding the consolidation of all corporate offices in Calgary, Alberta and the closing of the Vancouver, B.C. administrative and investor relations offices.